                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                           AMENDMENT TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 14, 2003


                          ACTIVE IQ TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                        1-12401                41-2004369
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


               800 Nicollet Mall, Suite 2690
                  Minneapolis, Minnesota                           55402
         (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (612) 664-0570




          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 14, 2003, Active IQ Technologies, Inc. (the "Company") sold all or substantially all of the assets relating to its Hosted Solutions Business pursuant to an Asset Purchase Agreement dated March 14, 2003 between the Company and Stellent, Inc. In exchange for such assets, the Company received $650,000 in cash. The purchaser also reimbursed the Company $150,000 for expenses incurred by the Company in connection with the transaction.

Following the sale of the assets of the hosted solutions business, the Company's only remaining operating assets were that of its Red Wing Business Systems, Inc. and Champion Business Systems, Inc. subsidiaries, which collectively operated as the Company's Accounting Software Business. On April 30, 2003, we completed the sale of substantially all of the assets of the Accounting Software Business to key employees of that division. With the completion of this sale, we have no operating business assets, no debt and net assets of approximately $450,000. The Company is actively reviewing business opportunities for acquisition.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

         Set forth below is the unaudited pro forma financial information concerning the Registrant's disposition of its Hosted Solutions Business, as described in Item 2 of this Form 8-K/A.


INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

                                                                                               Page
                                                                                               ----

Unaudited Pro Forma Combined Financial Information                                               1

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2002                               2

Unaudited Pro Forma Combined Statement of Operations:
         For the year ended December 31, 2002                                                    3

Notes to Unaudited Pro Forma Combined Financial Information                                      4

                  ACTIVE IQ TECHNOLOGIES, INC. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 2002


                                                         ACTIVE IQ                                                 PRO FORMA
                                                    TECHNOLOGIES, INC.                                             COMBINED
                                                        HISTORICAL                    PRO FORMA                  BALANCE SHEET
                                                     DECEMBER 31, 2002               ADJUSTMENTS                  AT 12/31/02
                                                 --------------------------  ------------------------         --------------------

              ASSETS
Current Assets
     Cash and equivalents                         $                 13,211     $             800,000 (A)    $             663,211
                                                                                            (150,000)(B)
     Accounts receivable, net                                       35,107                         0                       35,107
     Prepaid expenses                                               35,542                         0                       35,542
                                                    -----------------------      --------------------         --------------------
         Total Current Assets                                       83,860                   650,000                      733,860

Property and equipment, net                                        123,505                  (120,000)(A)                    3,505
Prepaid royalties                                                  975,000                  (975,000)(A)                        0
                                                    -----------------------      --------------------         --------------------

                                                  $              1,182,365     $            (445,000)       $             737,365
                                                    =======================      ====================         ====================

LIABILITIES AND SHAREHOLDERS' EQUITY
            LIABILITIES
Current Liabilities
     Accounts payable                             $                304,526     $                   0      $               304,526
     Net liabilities of discontinued operations                     93,078                         0                       93,078
     Accrued expenses                                              195,628                         0                      195,628
                                                    -----------------------      --------------------         --------------------
         Total Current Liabilities                                 593,232                         0                      593,232
                                                    -----------------------      --------------------         --------------------

Stockholders' Equity
     Common stock                                                  132,647                         0                      132,647
     Additional paid in capital                                 22,616,833                         0                   22,616,833
     Stock subscription receivable                              (2,000,000)                        0                   (2,000,000)
     Deferred compensation                                        (182,213)                        0                     (182,213)
     Warrants                                                    2,602,860                         0                    2,602,860
     Retained earnings                                         (22,580,994)                 (445,000)(A)              (23,025,994)
                                                    -----------------------      --------------------         --------------------
         Total Equity                                              589,133                  (445,000)                     144,133
                                                    -----------------------      --------------------         --------------------

                                                  $              1,182,365     $            (445,000)       $             737,365
                                                    =======================      ====================         ====================


      See accompanying notes to unaudited pro forma financial information.

                  ACTIVE IQ TECHNOLOGIES, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                                          ACTIVE IQ
                                                      TECHNOLOGIES, INC.                                         PRO FORMA
                                                         HISTORICAL                                               COMBINED
                                                         YEAR ENDED                  PRO FORMA                  STATEMENT OF
                                                         DECEMBER 31, 2002          ADJUSTMENTS                  OPERATIONS
                                                 -------------------------  ------------------------      -----------------------

Revenues                                         $                499,378    $             (445,779)(C)   $               53,599
                                                    ----------------------      --------------------         --------------------

Operating expenses:
     Cost of goods sold                                           588,488                  (555,626)(C)                   32,862
     Selling, general and administrative                        3,339,590                (1,305,651)(C)                2,033,939
     Depreciation and amortization                                144,962                  (144,461)(C)                      501
     Product development                                          134,217                  (105,278)(C)                   28,939
     Loss on disposal of asset                                    114,037                   (88,557)(C)                   25,480
     Loss on impairment of goodwill                               417,273                         0                      417,273
                                                    ----------------------      --------------------         --------------------
         Total operating expenses                               4,738,567                (2,199,573)                   2,538,994
                                                    ----------------------      --------------------         --------------------

Loss from operations                                           (4,239,189)                1,753,794                   (2,485,395)
                                                    ----------------------      --------------------         --------------------

Other income (expense):
     Interest income                                               15,244                         0                       15,244
     Other income                                                 430,000                  (410,000)(C)                   20,000
     Interest expense                                            (367,469)                        0                     (367,469)
                                                    ----------------------      --------------------         --------------------
         Total other expense over income                           77,775                  (410,000)                    (332,225)
                                                    ----------------------      --------------------         --------------------

Net loss from continuing operations                            (4,161,414)                1,343,794                   (2,817,620)
                                                    ----------------------      --------------------         --------------------

Discontinued operations:
     Loss from operations of discontinued
         software accounting publishers                        (3,757,341)                        0                   (3,757,341)
     Loss on disposal of accounting software
         business (including provision for
         phase out operating losses of $50,000)                (1,740,000)                        0                   (1,740,000)
                                                    ----------------------      --------------------         --------------------
Loss on discontinued operations                                (5,497,341)                        0                   (5,497,341)
                                                    ----------------------      --------------------         --------------------

Net Loss                                         $             (9,658,755)   $            1,343,794       $           (8,314,961)
                                                    ======================      ====================         ====================

Basis and diluted net loss per common share:
     Continuing operations                                        $ (0.33)                   $ 0.11                      $ (0.22)
     Discontinued operations                                        (0.44)                        -                        (0.44)
                                                    ----------------------      --------------------         --------------------
         Net Loss                                                 $ (0.77)                   $ 0.11                      $ (0.66)
                                                    ======================      ====================         ====================

Basic and diluted weighted average
     outstanding shares                                        12,532,354                12,532,354                   12,532,354
                                                    ======================      ====================         ====================


      See accompanying notes to unaudited pro forma financial information.

                  ACTIVE IQ TECHNOLOGIES, INC. AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                DECEMBER 31, 2002

(1) DESCRIPTION OF THE TRANSACTION

On March 14, 2003, Active IQ Technologies, Inc. ("Active IQ" or the "Company") entered into an asset purchase agreement with Stellent, Inc., pursuant to which Active IQ sold substantially all of the assets of the Company used in the business of distributing enterprise content management software solutions to customers on a hosted basis (the "Hosted Business"). The aggregate consideration Active IQ received for the sale of the Hosted Business (the "Transaction") was $650,000 in cash. In addition, Stellent, Inc. agreed to reimburse Active IQ $150,000 for expenses it incurred in connection with the Transaction.

The following unaudited combined balance sheet as of December 31, 2002 gives effect to the Transaction as if it occurred on December 31, 2002. The unaudited pro forma statement of operations gives effect to the Transaction as if it occurred on January 1, 2002.

(2) DESCRIPTION OF PRO FORMA ADJUSTMENTS

     (A) The consideration received for the sale of substantially all the assets of the Hosted Business was $650,000 in cash plus reimbursement of $150,000 for expenses incurred by Active IQ in connection with the Transaction. The allocation of the sale price is as follows:


               Sale of Prepaid Royalties                                            $  975,000
               Sale of Property and Equipment used in Hosted Business                  120,000
               Add: transaction costs, including severance costs of $100,000 (1)       150,000
                                                                                    ----------
               Total assets sold including transaction costs                        $1,245,000
               Less: Cash received                                                    (800,000)
                                                                                    ----------
               Loss on the Transaction                                              $  445,000
                                                                                    ----------

          (1) The employment contracts Active IQ had with certain employees who were terminated contained a provision that required Active IQ to make certain severance payments. Active IQ estimates total severance pay to total $100,000. In addition, Active IQ estimates legal, accounting and other fees incurred to complete the Transaction will total $50,000.

     (B) The reduction in cash adjustment represents the estimated transaction costs to be incurred as a result of the Transaction. The costs are primarily the Company's legal, accounting, and severance costs.

     (C) Reflects elimination of actual Hosted Business revenues and estimated expenses for the year ended December 31, 2002.

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(c) Exhibits

     EXHIBIT     DESCRIPTION OF DOCUMENT
      ------     -----------------------
       2.1       Asset Purchase Agreement dated March 14, 2003 by and between Active IQ
                 Technologies, Inc. and Stellent, Inc. *
                 * Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACTIVE IQ TECHNOLOGIES, INC.

Date:  May 27, 2003                         By:      /s/ Mark D. Dacko
                                                --------------------------------
                                                     Mark D. Dacko
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

            EXHIBIT     DESCRIPTION OF DOCUMENT
            -------     -----------------------
              2.1       Asset Purchase Agreement dated March 14, 2003 by and between Active IQ
                        Technologies, Inc. and Stellent, Inc. *
                        * Previously filed
